UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 6, 2015

Plug Power Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-34392	22-3672377
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

968 Albany Shaker Road, Latham, New York	12110
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (518) 782-7700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On August 6, 2015 Plug Power Inc., a Delaware corporation (the “Registrant”), issued a press release announcing its results for the quarter ended June 30, 2015. A copy of the press release is being furnished as Exhibit 99.1 hereto and incorporated by reference in this Item 2.02.

Item 7.01 Regulation FD Disclosure.

The Registrant prepared a slide presentation in connection with the announcement of its results for the quarter ended June 30, 2015. A copy of the slide presentation is furnished as Exhibit 99.2 hereto and is incorporated by reference in this Item 7.01.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Title

99.1	Press Release of the Registrant dated August 6, 2015
99.2	Slide Presentation of the Registrant

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Plug Power Inc.

Date: August 6, 2015	By:	/s/Andrew Marsh
	Name:	Andrew Marsh
	Title:	Chief Executive Officer

Exhibit Index

Exhibit Number	Title

99.1	Press Release of the Registrant dated August 6, 2015
99.2	Slide Presentation of the Registrant